                                                                   EXHIBIT 10.18


                           EFFICIENT NETWORKS, INC.
              AMENDMENT NO. 9 TO THE INVESTORS' RIGHTS AGREEMENT

[This is the eighth amendment to the Investors' Rights Agreement and was titled Amendment No. 9 in error.] This Amendment No. 9 ("Amendment") to the Investors' Rights Agreement dated as of July 30, 1993, as previously amended by Amendments No. 1 through 8 [7] thereof (together the "Agreement"), is made as of this 28th day of June, 1999, by and among Efficient Networks, Inc., a Delaware corporation (the "Company"), each of the entities listed on Schedule I hereto (the "Existing Investors"), and Covad Communications Investment Corp. ("CCIC"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.


                                   RECITALS

     A. The Company has entered into an agreement to issue and sell to CCIC a $5.0 million (five million dollars) principal amount subordinated note, convertible into shares of the Company's Series I Preferred Stock.

     B. The Company and CCIC desire that CCIC (and its permitted successors as set forth in Section 1 below) be added to the Agreement as an "Investor" as defined therein.

     The parties hereto agree as follows:

     1.   ADDITIONAL PARTIES TO THE AGREEMENT.

     CCIC hereby enters into and becomes a party to the Agreement. Schedule A to the Agreement is amended to include CCIC; provided, however, that CCIC may assign its rights hereunder to Covad Communications Group, Inc. ("CCG") or any other wholly-owned subsidiary of CCG (and any such assignee agrees to be bound by the terms of this Agreement). CCIC or its permitted transferee, as applicable, is referred to herein as "Covad." Covad, as a holder of Series I Preferred Stock or a note purchased (or a replacement note hereafter acquired, either referred to herein as a "Note") pursuant to that certain Note Purchase Agreement dated June 22, 1999 between the Company and CCIC, shall have the rights (without regard to the 750,000 share ownership requirement) set forth in Sections 2.1 (Delivery of Financial Statements) and 2.2 (Inspection), subject to termination in Section 2.3 (Termination of Financial Information and Inspection Covenants), and the rights set forth as follows:

          1.1  Board Participation.

               (a) Observer. Covad shall have the right to designate one person (an "Observer") to attend meetings of the Company's Board of Directors. The Observer shall not be entitled to vote at the meetings of the Company's Board of Directors. The Company will provide the Observer with notice of its Board of Directors meetings to the same extent it provides notice of such meetings to members of its Board of Directors. The Observer shall recuse himself or herself from the Board discussions upon the bona fide good faith reasonable request that the

Board intends to discuss matters of a nature which are confidential to the Company and its fiduciaries.

               (b) Termination. The rights granted in this Section 1.1 shall terminate upon the earlier of (i) Covad owning fewer than 200,000 shares of Series I Preferred Stock and Covad no longer holding a Note in the principal amount [not] less than $2.5 million, or (ii) immediately prior to the closing of an initial public offering of the Company's Common Stock pursuant to the Securities Act of 1933, as amended.

               (c)  Transfer of Rights.  The rights granted to Covad under this
Section 1.1 may not be transferred or assigned by Covad.

          1.2  Market Standoff Obligations of Covad.

               Covad shall be obligated by the Market Standoff set forth in
Section 1.15 of this Agreement only to the extent the Company's officers and directors and 5% stockholders are and remain similarly bound.

     2.   AMENDMENTS TO AGREEMENT.

     Covad and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

     3.   WAIVER AND CONSENT.

     Each Existing Investor, pursuant to any rights such Existing Investor may have under the Agreement, hereby, on behalf of himself and the other Investors under the Agreement, (a) waives all rights under, and any notice required by,
Section 2.4 of the Agreement relating to any rights to purchase or rights of first refusal with respect to the Note and any Series I Preferred Stock of the Company into which such Note is convertible, or the issuance of shares of common stock upon conversion of the Series I Preferred Stock, (b) consents to adding Covad as a party to the Agreement and (c) consents to the registration rights hereby provided to Covad, which consent is given pursuant to Section 1.14 of the Agreement. Any amendment to this Agreement adversely affecting the rights of Covad will require the written consent of Covad.

     4.   EFFECT OF AMENDMENT.

     Except as amended and set forth above, the Agreement shall continue in full force and effect.

     5.   COUNTERPARTS.

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     6.   SEVERABILITY.

     If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.   ENTIRE AGREEMENT.

     This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.   GOVERNING LAW.

     This Amendment shall be governed by and construed under the laws of the State of Delaware.

     9. LEGAL REPRESENTATION. EACH OF COVAD, THE EXISTING INVESTORS AND THE COMMON HOLDERS ACKNOWLEDGES AND UNDERSTANDS THAT (A) THE COMPANY HAS BEEN REPRESENTED BY WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION, (THE "REPRESENTATION") (B) IT OR HE OR SHE HAS READ AND UNDERSTANDS THE AGREEMENT AND THIS AMENDMENT, (C) IT OR HE OR SHE HAS BE REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AGREEMENT BY OTHER LEGAL COUNSEL OR HAS VOLUNTARILY DECLINED TO SEEK SUCH REPRESENTATION, AND (D) HE, SHE OR IT EXPRESSLY WAIVES ANY CONFLICT BY VIRTUE OF THE REPRESENTATION IN THE EVENT THAT HE, SHE, OR IT HAS BEEN, OR PRESENTLY IS, A CLIENT OF WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION.

     This Amendment is hereby executed as of the date first above written.

                                EFFICIENT NETWORKS, INC.,
                                a Delaware corporation

                                By:     /s/ Mark A. Floyd
                                   ---------------------------------------
                                        Mark A. Floyd, President

                                COVAD INVESTMENT CORP.,
                                a Delaware corporation

                                By:     /s/ Terry Murphy
                                   ---------------------------------------
                                Name:   Terry Murphy
                                     -------------------------------------
                                Title:  Vice President
                                      ------------------------------------

                              CROSSPOINT VENTURE PARTNERS 1993

                              By:       /s/ Robert A. Horr
                                 -----------------------------------------
                              Name:     Robert A. Horr
                                   ---------------------------------------
                              Title:    General Partner
                                    --------------------------------------


                              CROSSPOINT 1993 ENTREPRENEURS FUND

                              By:       /s/ Robert A. Horr
                                 -----------------------------------------
                              Name:     Robert A. Horr
                                   ---------------------------------------
                              Title:    General Partner
                                    --------------------------------------


                              CROSSPOINT VENTURES LS 1997, L.P.

                              By:       /s/ Robert A. Horr
                                 -----------------------------------------
                              Name:     Robert A. Horr
                                   ---------------------------------------
                              Title:    General Partner
                                    --------------------------------------

                              ENTERPRISE PARTNERS II L.P.

                              By: Enterprise Management Partners II, L.P., Its General Partner

                              By:     /s/ James H. Berglund
                                 -----------------------------------------
                              Name:   James H. Berglund
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------


                              ENTERPRISE PARTNERS II ASSOCIATES, L.P.

                              By: Enterprise Management Partners II, L.P., Its General Partner

                              By:     /s/ James H. Berglund
                                 -----------------------------------------
                              Name:   James H. Berglund
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------

                              OCEAN PARK VENTURES, L.P.

                              By:     /s/ Jim Gauer
                                 -----------------------------------------
                              Name:   Jim Gauer
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------

                              EL DORADO VENTURES III, L.P.

                              By:     El Dorado Venture Partners III,
                                      Its General Partner

                              By:     /s/ Thomas H. Peterson
                                 -----------------------------------------
                              Name:   Thomas H. Peterson
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------


                              EL DORADO C & L FUND, L.P.

                              By:     El Dorado Venture Partners III,
                                      Its General Partner

                              By:     /s/ Thomas H. Peterson
                                 -----------------------------------------
                              Name:   Thomas H. Peterson
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------


                              EL DORADO TECHNOLOGY IV, L.P.

                              By:     El Dorado Venture Partners III,
                                      Its General Partner

                              By:     /s/ Thomas H. Peterson
                                 -----------------------------------------
                              Name:   Thomas H. Peterson
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------

                              EL DORADO VENTURES IV, L.P.

                              By:     El Dorado Venture Partners IV, LLC,
                                      Its General Partner

                              By:     /s/ Thomas H. Peterson
                                 -----------------------------------------
                              Name:   Thomas H. Peterson
                                   ---------------------------------------
                              Title:  Managing Member
                                    --------------------------------------


                              EL DORADO TECHNOLOGY 98, L.P.

                              By:     El Dorado Venture Partners IV, LLC,
                                      Its General Partner

                              By:     /s/ Thomas H. Peterson
                                 -----------------------------------------
                              Name:   Thomas H. Peterson
                                   ---------------------------------------
                              Title:  Managing Member
                                    --------------------------------------

                              PALOMAR VENTURES I, L.P.

                              By:     /s/ Jim Gauer
                                 -----------------------------------------
                              Name:   Jim Gauer
                                   ---------------------------------------
                              Title:  General Partner
                                    --------------------------------------

                              ADC TELECOMMUNICATIONS, INC.

                              By:     /s/ William L. Martin III
                                 -----------------------------------------

                              Name:   William L. Martin III
                                   ---------------------------------------
                              Title:  President ADC/BBG
                                    --------------------------------------

                                  SCHEDULE I
                        SCHEDULE OF EXISTING INVESTORS

Name and Address                                                Name and Address
----------------                                                ----------------
Crosspoint Venture Partners 1993                                El Dorado Technology IV, L.P.
18551 MacArthur Blvd., Suite 400                                2400 Sand Hill Road, Suite 100
Irvine, CA  92715                                               Menlo Park, CA 94025

Crosspoint 1993 Entrepreneurs Fund                              Menlo Ventures VI, L.P.
18551 MacArthur Blvd., Suite 400                                3000 Sand Hill Road
Irvine, CA  92715                                               Bldg. 4, Suite 100
                                                                Menlo Park, CA  94025
Crosspoint Ventures LS 1997, L.P.
18551 MacArthur Blvd., Suite 400                                Menlo Entrepreneurs Fund VI, L.P.
Irvine, CA  92715                                               3000 Sand Hill Road
                                                                Bldg. 4, Suite 100
Enterprise Partners II, L.P.                                    Menlo Park, CA  94025
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA  92037                                             Siemens Aktiengesellschaft
                                                                Hofmannstrasse 51
Enterprise Partners II Associates, L.P.                         81359 Munich Germany
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA  92037                                             Aperture Associates, L.P.
                                                                505 Montgomery Street
Ocean Park Ventures, L.P.                                       San Francisco, CA  94111
100 Wilshire Boulevard, Suite 400
Santa Monica, CA 90401                                          Texas Instruments Incorporated
                                                                7839 Churchill Way
El Dorado Ventures III, L.P.                                    Attn: Corporate Development
2400 Sand Hill Road, Suite 100                                  Mail Stop 3995
Menlo Park, CA 94025                                            Dallas, Texas  75251

El Dorado Ventures IV, L.P.                                     ADC Telecommunications, Inc.
2400 Sand Hill Road, Suite 100                                  4900 West 78th Street
Menlo Park, CA 94025                                            Minneapolis, Minnesota 55435

El Dorado C & L Fund, L.P.                                      Palomar Ventures I, L.P.
2400 Sand Hill Road, Suite 100                                  100 Wilshire Boulevard, Suite 400
Menlo Park, CA 94025                                            Santa Monica, CA 90401